UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 24, 2020*

U.S. ENERGY CORP.

(Exact Name of Company as Specified in its Charter)

Wyoming	000-06814	83-0205516
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

675 Bering Drive, Suite 100, Houston, Texas	77057
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 993-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	USEG	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On September 29, 2020, U.S. Energy Corp. (the “Company”, “we” or “us”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, the September 25, 2020, acquisition, pursuant to the terms of an Asset Purchase Agreement (the “APA”) with Randolph N. Osherow, as Chapter 7 trustee, for FieldPoint Petroleum Corporation’s Chapter 7 bankruptcy proceedings (the “Seller”), of all of the Seller’s rights to, and interest in, both operated and non-operated properties primarily in Lea County, New Mexico, and Converse County, Wyoming (the “FieldPoint Properties”). We paid an aggregate of $500,000 in consideration for the Fieldpoint Properties.

Subsequent to the date the Original Report was filed, the Company determined that the acquisition of the Fieldpoint Properties was significant and required the disclosure of financial statements and pro forma financial information pursuant to Item 9.01 of Form 8-K and Rules 8-04(b) and 8-05 of Regulation S-X. By this Amendment No. 1 to the Original Report, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information. This Current Report on Form 8-K does not amend or modify the Original Report, except as to Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Audited Statements of Revenues and Direct Operating Expenses of the Fieldpoint Properties for the year ended December 31, 2019 and for the six months ended June 30, 2020 (unaudited), and the notes thereto, including the related report of the independent public accounting firm, are filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The Unaudited Pro Forma Combined Financial Statements of U.S. Energy Corp. for the year ended December 31, 2019 and for the six months ended June 30, 2020, are filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit No.	Description
10.1	Asset Purchase Agreement dated September 25, 2020, by and among U.S. Energy Corp, as Buyer, and Mr. Randolph N. Osherow, as Chapter 7 trustee in the Bankruptcy Case of FieldPoint Petroleum Corporation (Filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 30, 2020, and incorporated herein by reference)(File No. 333-249738)
10.2	$375,000 Secured Promissory Note dated September 24, 2020 entered into by U.S. Energy Corp., to evidence amounts owed to APEG Energy II, L.P. (Filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 30, 2020, and incorporated herein by reference)(File No. 333-249738)
23.1*	Consent of Plante & Moran, PLLC
99.1*	Audited Statement of Revenue and Direct Operating Expenses of the Fieldpoint Properties for the year ended December 31, 2019 and Unaudited Statements of Revenues and Direct Operating Expenses for the six months ended June 30, 2020, and the notes thereto, including the related report of the independent public accounting firm
99.2*	Unaudited Pro Forma Combined Financial Information
99.3	Press Release dated September 29, 2020 (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2020, and incorporated herein by reference)(File No. 000-06814)

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. ENERGY CORP.

By:	/s/ Ryan Smith
Ryan Smith
Chief Executive Officer

Dated:	December 9, 2020

EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement dated September 25, 2020, by and among U.S. Energy Corp, as Buyer, and Mr. Randolph N. Osherow, as Chapter 7 trustee in the Bankruptcy Case of FieldPoint Petroleum Corporation (Filed as Exhibit 10.16 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 30, 2020, and incorporated herein by reference)(File No. 333-249738)
10.2	$375,000 Secured Promissory Note dated September 24, 2020 entered into by U.S. Energy Corp., to evidence amounts owed to APEG Energy II, L.P. (Filed as Exhibit 10.17 to the Company’s Registration Statement on Form S-1, filed with the Securities and Exchange Commission on October 30, 2020, and incorporated herein by reference)(File No. 333-249738)
23.1*	Consent of Plante & Moran, PLLC
99.1*	Audited Statement of Revenue and Direct Operating Expenses of the Fieldpoint Properties for the year ended December 31, 2019 and Unaudited Statement of Revenue and Direct Operating Expenses for the six months ended June 30, 2020, and the notes thereto, including the related report of the independent public accounting firm
99.2*	Unaudited Pro Forma Combined Financial Information
99.3	Press Release dated September 29, 2020 (Filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 29, 2020, and incorporated herein by reference)(File No. 000-06814)

* Filed herewith.